UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 9, 2005

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                     1-14160               (06-1110906)

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(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER

    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)

      ORGANIZATION)

1030 N. ORANGE AVENUE, SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT'S WEBSITE ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

We announced yesterday that we completed the acquisition of the non-medical assets of Piedmont Center for Spinal Disorders, P.C. (PCSD), a Danville, Virginia-based orthopedic spine surgery practice.  In connection with the purchase of PCSD’s non-medical assets, PainCare will provide, through a wholly owned subsidiary, ongoing management and administrative services pursuant to a long-term Management Agreement entered into with the successor company to PCSD.

Founded by Lawrence F. Cohen, MD in 2000, PCSD specializes in the diagnosis and conservative and surgical treatment of complex spinal disorders, including degenerative spine diseases, spinal deformities, spinal trauma, tumor, and infection.  Dr. Cohen, who is certified by the American Board of Orthopaedic Surgery and is Fellowship Trained in Orthopedic Spine Surgery, concentrates on treating neck and back disc herniations, failed spine surgery, minimally invasive spine surgery and complex reconstructive procedures using the latest, high tech surgical techniques and procedures.

Pursuant to the terms of the acquisition agreement, PainCare has agreed to pay Dr. Cohen total consideration of up to $4 million, payable in equal portions of cash and stock payments.  In keeping with PainCare’s primary acquisition model, 50% of the total consideration, or $2 million ($1 million in cash and 263,400 shares of restricted common stock valued at $1 million), was paid at closing.  The remaining balance of $2 million will be paid over three years pursuant to certain contractual financial benchmarks being achieved by PCSD.

Dr. Cohen had no prior relationships with us.

The acquisition has been accounted for using the purchase method of accounting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHBITS

Exhibits	Material Contracts

Exhibit 10.1	Merger Agreement and Plan of Reorganization

Exhibit 99.1	Press Release dated August 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:     August 11, 2005           BY: /s/ RANDY LUBINSKY

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                                       Chief Executive Officer and Director

Date:     August 11, 2005           BY: /s/ MARK SZPORKA

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                                       Chief Financial & Accounting Officer,

                                       Secretary and Director